SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: March 25, 2004

Express Scripts, Inc.

(Exact Name of Registrant as specified in its Charter)

Delaware	0-20199	43-1420563

(State or other jurisdiction of corporation)	(Commission File No.)	(IRS Employer Identification No.)

13900 Riverport Drive, Maryland Heights, Missouri	63043

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(314) 770-1666

(Former name or former address, if changed since last report)

Item 9.      Regulation FD Disclosure

                   On March 25, 2004, Express Scripts, Inc. issued a press release announcing the selection of a new Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1

SIGNATURE

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS SCRIPTS, INC.

Date: March 25, 2004	By: /s/ Barrett A. Toan
Barrett A. Toan
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 25, 2004